Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Mary Anne Heino, the Chief Executive Officer, and Robert J. Marshall, Jr., the Chief Financial Officer, of Lantheus Holdings, Inc. (the “Company”), hereby certify, that, to their knowledge:

1.The Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Report”) of the Company fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 24, 2022

/s/ MARY ANNE HEINO
Name:	Mary Anne Heino
Title:	President and Chief Executive Officer
(Principal Executive Officer)
Date: February 24, 2022

/s/ ROBERT J. MARSHALL, JR.
Name:	Robert J. Marshall, Jr.
Title:	Chief Financial Officer and Treasurer
(Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.